SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2003

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas (Address of Principal Executive Offices)	75686-0093 (ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 12. Results of Operations and Financial Condition
Signatures
Exhibit Index
EX-99.1 Press Release

Item 12. Results of Operations and Financial Condition

     On July 14, 2003, Pilgrim’s Pride Corporation issued a press release announcing that it expects earnings for the third quarter of fiscal 2003 to be higher than its previously released guidance and securities analysts’ published estimates and the expiration of the Hart-Scott-Rodino waiting period for the proposed ConAgra chicken division acquisition, a copy of which is furnished with this Form 8-K as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: July 14, 2003	By:	/s/ Richard A. Cogdill

Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated July 14, 2003